SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-1173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.05                                    AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On April 26, 2017, the Registrant’s Board of Directors approved a revised Code of Conduct, (the “Code”), applicable to all employees, directors, and officers, including the Registrant’s principal executive officer, principal financial officer and principal accounting officer and controller.

The updated Code, adopted by the Registrant’s indirect parent, Great-West Lifeco Inc., and applicable to the Registrant through its terms, modernizes the look and feel of the Code, clarifies existing Code policies, provides more illustrative examples and establishes a global ethics hotline administered by a third party vendor for the anonymous submission of concerns.

A copy of the Code is available upon written request as provided in the Registrant’s most recently filed Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Richard G. Schultz
Name: Richard G. Schultz
Title: General Counsel, Chief Legal Officer and Secretary